Exhibit 32.1

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In

connection

with

the

accompanying

Quarterly

Report

on

Form 10-Q

of

Marlin

Business

Services

Corp.

for

the

quarter

ended
September 30,

2021 (the

“Quarterly Report”),

Jeff Hilzinger,

as Chief

Executive Officer,

and Michael

R. Bogansky,

Chief Financial
Officer

of

the

Company,

each

hereby

certifies,

that

pursuant

to

18

U.S.C.

Section 1350,

as

adopted

pursuant

to

Section 906

of

the
Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)

The Quarterly Report fully complies with the requirements of Section

13(a) of the Securities Exchange Act of 1934; and

(2)

The information

contained in the

Quarterly Report

fairly presents, in

all material respects,

the financial

condition and

results
of operations of Marlin Business Services Corp.

Date: October 29, 2021
/s/ Jeff Hilzinger

Jeff Hilzinger

Chief Executive Officer

(Principal Executive Officer)

/s/ Michael R. Bogansky

Michael R. Bogansky

Chief Financial Officer &

Senior Vice President

(Principal Financial Officer)